UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811 - 22463

Ironwood Institutional Multi-Strategy Fund LLC

(Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  July 31, 2014

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
July 31, 2014
(Unaudited)

	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (1)	Liquidity (2)
RELATIVE VALUE
Citadel Kensington Global Strategies Fund Ltd.	$99,781,145	$117,749,210	9.78%	9/30/2014	Quarterly (3)
D.E. Shaw Composite International Fund	55,372,762	65,421,802	5.43%	9/30/2014	Quarterly (4)
HBK Multi-Strategy Offshore Fund Ltd.	53,834,503	55,825,835	4.64%	9/30/2014	Quarterly (5)
Hutchin Hill Capital Offshore Fund, Ltd.	82,593,750	90,336,005	7.50%	9/30/2014	Quarterly (5)
KLS Diversified Fund Ltd.	31,300,000	33,118,790	2.75%	9/30/2014	Quarterly
SUB TOTAL:	322,882,160	362,451,642	30.10%
MARKET NEUTRAL & LOW NET EQUITY
Citadel Global Equities Fund Ltd.	23,136,933	27,357,518	2.27%	8/31/2014	Monthly (6)
Darsana Fund LP	26,000,000	25,052,759	2.08%	9/30/2014	Quarterly (7)
Millennium International, Ltd.	81,822,870	88,326,149	7.33%	9/30/2014	Quarterly (5)
Rosemont Offshore Fund, Ltd.	8,839,391	8,731,068	0.72%	9/30/2014	Quarterly
Suvretta Offshore Fund, Ltd	50,100,000	56,183,322	4.67%	9/30/2014	Quarterly
Visium Global Offshore Fund, Ltd.	31,000,000	30,506,740	2.53%	8/31/2014	Monthly
SUB TOTAL:	220,899,194	236,157,556	19.60%
EVENT-DRIVEN
Elliott International Limited	78,325,000	86,762,882	7.20%	9/30/2014	Quarterly (8)
Eton Park Overseas Fund, Ltd.	937	685	0.00%	n/a	Other (9)
HG Vora Special Opportunities Fund, Ltd.	57,000,000	59,795,305	4.96%	8/31/2014	Monthly
JMB Capital Partners Offshore, Ltd.	31,000,000	31,363,807	2.60%	3/31/2015	Annually
Magnetar Capital Fund II Ltd	64,889,858	69,870,578	5.80%	12/31/2014	Quarterly (5)
Magnetar Equity Opportunities Fund Ltd.	177,625	327,599	0.03%	8/31/2014	Monthly
Magnetar Global Event Driven Fund Ltd.	40,200,000	42,571,715	3.53%	9/30/2014	Quarterly (5)
Perry Partners International, Inc.	61,806,812	69,575,782	5.78%	9/30/2014	Quarterly (5)
Roystone Capital Offshore Fund Ltd.	50,000,000	53,924,164	4.48%	9/30/2014	Quarterly (5)
XPI Holding I Ltd	60,271	79,576	0.01%	n/a	Other (9)
SUB TOTAL:	383,460,503	414,272,093	34.40%
DISTRESSED & CREDIT SECURITIES
Cerberus International SPV, Ltd.	2,522,662	4,493,200	0.37%	n/a	Other (9)
Cerberus International, Ltd.	659,525	1,110,105	0.09%	n/a	Other (9)
King Street Capital, Ltd.	10,291	10,611	0.00%	n/a	Other (9)
MidOcean Credit Opportunity Offshore Fund Ltd.	4,450,000	5,199,743	0.43%	9/30/2014	Quarterly
Monarch Debt Recovery Fund Ltd	58,032,500	64,953,421	5.39%	9/30/2014	Annually
Monarch Structured Credit Fund Ltd	1,979,734	2,551,632	0.21%	n/a	Other (10)
Monarch Structured Credit Fund Ltd (Series II)	585,301	951,122	0.08%	n/a	Other (10)
Monarch Structured Credit Fund Ltd (Series IV)	6,575,719	8,138,137	0.68%	n/a	Other (10)
Panning Overseas Fund, Ltd.	48,150,000	51,569,446	3.55%	9/30/2014	Quarterly (5)
Silver Point Capital Offshore Fund, Ltd.	45,519,291	55,151,589	4.58%	9/30/2014	Annually
SUB TOTAL:	168,485,023	194,129,006	16.12%
TOTAL:	$1,095,726,880	$1,207,010,297	100.22%

Other assets, less liabilities		(2,672,725)	(0.22%)
NET ASSETS:		$1,204,337,572	100.00%

(1) Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after July 31, 2014 that a redemption from a tranche is available without a redemption fee.

(2) Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from thirty to ninety days. Lock up periods range from twelve to twenty four months. The Adviser cannot estimate when restrictions will lapse for any fund level gates, suspensions or side pockets.

(3) Approximately 78% of this investment is available for redemption quarterly subject to a 10% investor level gate. If fund level redemptions are less than 5%, then the 10% investor level gate does not apply.  The remaining 22% of this investment is available every 18 months.

(4) Subject to a 12.5% quarterly investor level gate.

(5) Subject to a 25% quarterly investor level gate.

(6) Subject to a 16.67% monthly investor level gate.

(7) Subject to a 20% annual investor level gate.

(8) Approximately 88% of this investment is available for redemption quarterly.  The remaining 12% is available for redemption semi-annually, subject to a 25% investor level gate.

(9) The Investment Funds do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.

(10) The Investment Fund will attempt to liquidate all of its assets and distribute proceeds during the 12 month period following the end of the investment period.

ITEM 1.	SCHEDULE OF INVESTMENTS.

Ironwood Institutional Multi-Strategy Fund LLC

Schedule of Investments – July 31, 2014 (unaudited)

INVESTMENT OBJECTIVE AS PERCENTAGE OF NET ASSETS

Strategy Allocation	Percent of Net Assets

Relative Value	30.10%
Market Neutral & Low Net Equity	19.60
Event-Driven	34.40
Distressed & Credit Securities	16.12
Total	100.22%
NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Fair value is defined as the price that Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Fund ordinarily considers fair value to be an amount equal to the Fund’s pro rata interest in the net assets of each Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager, generally on a monthly basis. Some values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Ironwood Capital Management (the “Adviser”) values the Fund’s investments in Investment Funds based on such reasonably available relevant information as it considers material. The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to independently determine the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

If no value is readily available from an Investment Fund or if a value supplied by an Investment Fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board of Directors (the “Board”) and subject to Board supervision. Because of the inherent uncertainty of valuation, the fair values of the Investment Funds held by the Fund may differ significantly from the values that would have been used had a ready market for the Investment Funds been available. As of July 31, 2014, no investments were valued by the Adviser.

At July 31, 2014, approximately 0.01% of the Fund’s net assets were invested in side pockets maintained by the Investment Funds. Side pockets are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Management cannot estimate the timing of when side pockets will be liquidated.

The following is a summary of the investment strategies of the Investment Funds held by the Fund as of July 31, 2014.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical.  Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc.  One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities.  An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.  Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy and quantitative strategies.

Market neutral and low net equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  Ironwood will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase.  Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets.

The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access.

Level 2 – other significant observable inputs (including observable net asset values where the investment is not traded in an active market and is subject to transfer restrictions, fair value of investments where the Fund has the ability to redeem tranches at net asset value as of the measurement date or within one quarter of the date of measurement without paying an early redemption fee (the “near term”)).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, and fair value of investments where the Fund does not have the ability to redeem tranches at net asset value as of the measurement date or within the near term as defined above).

Investments in Investment Funds are included in Level 2 or 3 of the fair value hierarchy.  In determining the level, the Fund considers the length of time until the investment is redeemable, including notice and lock-up periods or any other restriction on the disposition of the investment.  The Fund also considers the nature of the portfolios of the underlying Investment Funds and their ability to liquidate their underlying investments.  The Investment Funds generally hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the Investment Funds based on various factors, including the nature of their investment strategy, as described in each of their financial statements or offering memoranda.

If the Fund has the ability to redeem its investment at the reported net asset valuation in the near term, the investment is generally included in Level 2 of the fair value hierarchy.  If the Fund does not know precisely when it will have the ability to redeem the investment or it does not have the ability to redeem its investment in the near term, the investment is included in Level 3 of the fair value hierarchy.

The methodology used for determining the classification level for U.S. GAAP reporting is not an indication of the risks associated with investing in those investments. The Fund believes that when evaluating the Fund’s liquidity, the match between the liquidity of investments and the timing of the Fund’s June 30 and December 31 tender periods is a more meaningful measure.

The units of account that are valued by the Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds. The table presented below is not intended to be indicative of the fair value hierarchy classification of investments in the underlying portfolios of the Investment Funds.

The following is a summary of the fair value inputs used, by investment strategies of the Investment Funds, as of July 31, 2014 (amounts in thousands):

Investment Funds	Level 1	Level 2	Level 3	Total
Relative Value	-	169,759	192,693	362,452
Market Neutral & Low Net Equity	-	97,277	138,880	236,157
Event Driven	-	70,946	343,326	414,272
Distressed & Credit Securities	-	10,465	183,664	194,129
	-	348,446	858,563	1,207,010

The following is a reconciliation of Investment Funds by investment strategies for which significant unobservable inputs (Level 3) were used in determining value (amounts in thousands):

	Relative Value	Market Neutral & Low Net Equity	Event Driven	Distressed & Credit Securities	Total
Beginning Balance as of April 30, 2014	155,001	85,627	338,483	122,842	701,953
Reclassifications	-	26,625	(60,722)	34,097	-
Purchases	33,873	32,800	64,375	25,500	156,548
Sales	(503)	-	(1)	(3,190)	(3,694)
Net realized gain	103	-	-	447	550
Net change in unrealized appreciation	4,219	2,536	5,470	5,082	17,307
Transfers to Level 2	-	(8,708)	(12,677)	(1,114)	(22,499)
Transfers from Level 2	-	-	8,398	-	8,398
Ending Balance as of July 31, 2014	192,693	138,880	343,326	183,664	858,563

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers between Level 1 and Level 2 for the quarter ended July 31, 2014.

Net change in unrealized appreciation/ (depreciation) on Level 3 assets still held as of July 31, 2014 was $16,007,183.

The transfers to Level 2 in the above reconciliation table are primarily due to the expiration of Investment Funds’ lock-up periods.  The transfers from Level 2 are due to the exchange of shares of an Investment Fund for shares with different liquidity terms.

The significant unobservable input used in the fair value measurement for Level 3 investments was the net asset value provided by the investment funds.

Federal Income Tax Information

As of July 31, 2014, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$1,162,763,131
Gross Unrealized Appreciation	$46,248,389
Gross Unrealized Depreciation	(2,001,223)
Net Unrealized Appreciation (Depreciation) on Investments	$44,247,166

ITEM 2.	CONTROLS AND PROCEDURES

Controls & Procedures

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date:   9/29/2014

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans
Chief Executive Officer and President

Date:   9/29/2014

By:	/s/ Martha Boero
Martha Boero
Principal Financial Officer

Date:   9/29/2014